Income Taxes - Schedule of Provision for Income Taxes for Continuing Operations (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	May 03, 2014	May 04, 2013	Feb. 01, 2014	Feb. 02, 2013	Jan. 28, 2012
Current:
Federal
State			43	31	18
Foreign
Total current			43	31	18
Deferred:
Federal			6,333	1,030	2,451
State			905	124	364
Foreign			(13)	(7)	164
Total deferred	908	923	7,225	1,147	2,979
Total provision for income taxes	$ 923	$ 930	$ 7,268	$ 1,178	$ 2,997